EXHIBIT 99.3

SECURITY AGREEMENT

This Security Agreement (“Agreement”) between My City Builders, Inc., a Nevada corporation (“Debtor”), and RAC Gadsden LLC, an Alabama limited liability company (“Secured Party”), takes effect on October 31, 2025.

BACKGROUND

Debtor and Secured Party have entered into an Asset Purchase Agreement dated October 31, 2025 (“Acquisition Agreement”).

Under the Acquisition Agreement, Secured Party has agreed to finance $350,000.00 (“Financed Amount”) of the total purchase price payable by Debtor to Secured Party.

To evidence Debtor’s obligation to pay the Financed Amount, Debtor is concurrently signing the Secured Promissory Note (“Note”) dated October 31, 2025 in favor of Secured Party for the Financed Amount.

As security for all of the Obligations (as defined in Section 1.02), Debtor grants to Secured Party a continuing security interest in and lien on the Collateral (as defined in Section 1.01) and any other assets being sold to Debtor under the Acquisition Agreement.

The parties therefore agree as follows.

AGREEMENT

Section 1.01 Grant of Security Interest

As security for the full and timely payment and performance of all of the Obligations, Debtor hereby grants to Secured Party a continuing security interest, lien, and pledge in and on all of Debtor’s right, title, and interest (whether presently existing or later arising and wherever located) in and to the following assets and properties of Debtor (collectively, “Collateral”):

The real property with the following description:

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The address of Parcel I, above, being at 0 Glenda Ave., Glencoe, AL 32903, and the address of Parcel II, above, being at 702 Chastain Blvd., Gadsden, AL 35901.

Section 1.02 Obligations

As used in this Agreement, the term Obligations means:

Debtor’s full and timely payment of all financial obligations under the Note, including the full and timely payment of all Principal and Interest (as defined in the Note); and

Debtor’s full and timely payment and performance of all obligations, covenants, agreements, representations, and warranties owing or made to Secured Party under this Agreement.

Section 1.03 Debtor’s Covenants

Until the full and indefeasible payment and performance of the Obligations, Debtor covenants to Secured Party as follows:

(a) Security Interest

Debtor shall at all times maintain or cause to be maintained in favor of Secured Party the security interests granted under this Agreement as valid and first-priority security interests in the Collateral, free and clear of all other security interests, liens, mortgages, and encumbrances of any kind (collectively, “Encumbrances”).

(b) Defense of Collateral

Debtor shall at all times promptly defend or cause to be defended the Collateral and Secured Party’s rights in the Collateral against all third-party claims and Encumbrances.

(c) Taxes and Claims

Debtor shall at all times promptly pay and discharge or cause to be paid and discharged all taxes, assessments, and other charges and claims of any kind imposed upon or relating to the Collateral that could, if unpaid, become an Encumbrance on the Collateral.

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(d) Chief Executive Office, Name of Debtor, and Location of Collateral

Debtor shall furnish at least thirty (30) days’ prior written notice to Secured Party of any change in Debtor’s name, chief executive office, or principal residence within the meaning of the Uniform Commercial Code (U.C.C.) of the state of Alabama, and of any change in the location of any Collateral.

(e) Notice of Events

Debtor shall promptly give written notice to Secured Party if an Event of Default (as defined in Section 1.05) occurs.

(f) Payment of Note

Debtor shall promptly pay to Secured Party each financial obligation owing by Debtor under the Note, including the timely payment of all Principal and Interest as it becomes due.

(g) Maintain and Insure Collateral

Debtor shall at all times maintain the Collateral in good condition and repair equal to the condition of the Collateral at the time this Agreement is executed, and will not misuse, abuse, allow deterioration of, waste, or destroy the Collateral or any part thereof, except for ordinary wear and tear resulting from its normal and expected use by Debtor. Debtor will not use or permit any Collateral to be used in violation of any applicable law, rule, or regulation, or any insurance policy covering the Collateral. Secured Party may examine and inspect the Collateral at any reasonable time, wherever located.

Debtor shall maintain adequate hazard insurance covering fire and such other hazards as may be deemed appropriate in amounts at least equal to the unpaid balance of the Note and issued by companies satisfactory to Secured Party with acceptable loss payee clauses in favor of Secured Party. The insurance policy must include a proof of insurance provision requiring written notice to Secured Party prior to cancellation.

(h) Further Assurances

Upon Secured Party’s request, Debtor shall duly sign and deliver at its sole cost and expense, or cause to be signed and delivered at its sole cost and expense, any further documents and take any further actions as may be necessary or desirable, in the reasonable discretion of Secured Party, to carry out the provisions, purposes, and objectives of this Agreement, and to perfect and maintain Secured Party’s security interests granted under this Agreement in and to all of the Collateral, including the signing and delivery of U.C.C. financing statements, continuation statements, and intellectual property mortgages.

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Section 1.04 Debtor’s Representations and Warranties

Debtor represents and warrants to Secured Party as follows:

(a) Binding Agreement

This Agreement constitutes Debtor’s valid and legally binding obligation enforceable against Debtor in accordance with its terms.

(b) Due Authorization; No Conflicts or Violations

The execution, delivery, and performance of this Agreement, and the grant of the security interests contemplated in this Agreement, will not:

violate any provision of the articles or bylaws, any law, or any order of any court or other agency of the United States or of any state;

conflict with, result in a breach of, violate any provision of, or constitute a default under, any agreement or instrument to which Debtor is a party or by which Debtor or any of its properties or assets may be bound; or

create or impose any Encumbrance upon the Collateral (other than the security interest granted under this Agreement).

(c) Authorizations

All authorizations, approvals, registrations, or filings from or with any governmental agency or any other person or entity that are required for Debtor’s execution, delivery, or performance of this Agreement have been obtained or made and are in full force and effect.

(d) The Security Interest

This Agreement creates and grants in favor of Secured Party a valid first priority security interest in the Collateral subject to no other Encumbrances.

(e) Fictitious Names; Chief Executive Office

Debtor has not conducted business during the past five calendar years nor is Debtor presently doing business under, any name other than its full legal name set forth on the first page of this Agreement. Debtor’s chief executive office or principal residence (within the meaning of section 9-307 of the U.C.C.) is at the following location:

100 Biscayne Blvd., #1611

Miami, FL 33132

(f) Making of and Survival of Representations and Warranties

Debtor’s representations and warranties made in this Agreement will survive the signing and delivery of this Agreement and the Note.

Section 1.05 Event of Default

In this Agreement, any of the following events is an Event of Default:

Any default by Debtor in the payment, performance, or observance of any obligation, agreement, representation, warranty, or covenant of Debtor in this Agreement or in the Note (including Debtor’s failure to timely pay any installment of Principal or Interest when due under the Note);

Any statement, representation, or warranty by Debtor in this Agreement, in the Note, or furnished by Debtor under this Agreement or the Note that is false or misleading in any respect;

Any person or entity establishing a right in the Collateral that is equal or superior to Secured Party’s interest granted under this Agreement;

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Any levy of an attachment, execution, or other writ on all or any part of the Collateral;

Any indication that Debtor has become insolvent;

Each of the following events is an indication that Debtor has become insolvent:

Any petition, voluntary or involuntary, that is made or filed for the appointment of a receiver, trustee, custodian, or liquidator of Debtor or of all or any part of Debtor’s assets;

Debtor becoming unable to, or admitting in writing its inability to, pay its debts as they become due;

Debtor making a general assignment for the benefit of creditors;

Debtor’s adjudication as bankrupt or insolvent;

Any action of any kind, whether voluntary or involuntary, that is taken seeking to subject Debtor to any bankruptcy, reorganization, receivership, liquidation, insolvency, or similar laws, and in the case of any involuntary action, that is not stayed or withdrawn within sixty (60) days of being initiated;

Any action that is taken that would have the effect of dissolving Debtor;

Any action that is taken to effect any of the foregoing;

Section 1.06 Remedies upon Default

If any Event of Default occurs, Secured Party may exercise any one or more of the following rights and remedies:

(a) Right to Enter; Possession

Secured Party may enter the property where the Collateral is located and take possession of the Collateral or demand and receive possession from any person who has possession of the Collateral. Secured Party may (but is not obligated to) take the measures it determines necessary or proper for the care or protection of the Collateral, including the right to remove all or any portion of the Collateral.

With or without taking possession, Secured Party may sell or cause to be sold all or any portion of the Collateral at a public or private sale. Secured Party will determine when any sale is held; whether the Collateral is sold in one or more sales or parcels; the price or prices and other terms as Secured Party determines commercially reasonable (irrespective of the impact any sale may have on the market price of the assets); and whether for cash, on credit, or for future delivery, without assuming any credit risk.

(b) Right to Purchase

Secured Party may purchase any or all of the Collateral being sold at the public or private sale. For the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the assets sold, Secured Party is entitled to use and apply any or all of the Obligations as a credit toward the purchase price payable by Secured Party at the sale.

After the sale, each purchaser, including Secured Party, holds the purchased Collateral free from any claim or right, including any equity of redemption of Debtor. Debtor expressly waives and releases any demand, notice, claim, right, and equity to the extent permitted by law.

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(c) Reasonable Notice of Sale

Debtor agrees that, if notice of sale is required by law, reasonable notice is at least 10 business days’ notice of the time and place of any public sale, or the time after which any private sale is to be made. Secured Party is not obligated to sell the Collateral after giving notice of sale. Secured Party may adjourn any public or private sale at any time by announcement at the time and place fixed for the sale. Without further notice, the sale may be made at the time and place to which it was adjourned. Debtor waives any claims against Secured Party arising from a lower price being obtained for any Collateral sold at a private sale than might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

In the name of Secured Party, Debtor, or otherwise, Secured Party may demand, sue for, collect, or receive any money or property at any time payable or receivable on account of, or in exchange for, or make any compromise or settlement it determines desirable with respect to any Collateral (but Secured Party is under no obligation to do so);

extend the time of payment, arrange for payment in installments, or otherwise modify the term of or release any of the Collateral, without incurring responsibility to discharge, discharging, or otherwise affecting any liability of Debtor; and

notify Debtor’s account debtors to make all further payments that are part of the Collateral to Secured Party.

Secured Party is not required to take any steps to preserve any rights against any parties to the Collateral.

Secured Party has all other rights and remedies

granted under this Agreement or any other agreement, instrument, or document with respect to the Collateral;

of a secured party under the U.C.C. in effect in the relevant states;

of a secured party or otherwise under all applicable laws in any jurisdiction (whether foreign or domestic); and

that Secured Party determines necessary or appropriate for the maintenance, preservation, and protection of the Collateral.

Section 1.07 Rights and Remedies Cumulative

No right or remedy conferred upon Secured Party in this Agreement or in any other agreements between Debtor and Secured Party (including the Note and the Acquisition Agreement) will exclude any other right or remedy conferred in these agreements. These rights and remedies are cumulative and do not exclude any right or remedy that Secured Party may otherwise have.

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Section 1.08 Application of Proceeds after an Event of Default

After an Event of Default occurs, all income from the Collateral and all proceeds from any realization or sale of the Collateral under this Agreement must be applied against the Obligations in the order Secured Party elects in its sole discretion. Any amounts remaining after these applications must be remitted to Debtor or as a court of competent jurisdiction may otherwise direct.

Section 1.09 Waiver

Debtor is unconditionally liable for each Obligation owing by Debtor under this Agreement. Debtor further acknowledges and agrees that Secured Party may proceed to exercise all or a portion of Secured Party’s rights and remedies under this Agreement against Debtor without first exercising or exhausting its rights and remedies under the Note.

Section 1.10 Power of Attorney

Upon the occurrence and during the continuation of an Event of Default, Debtor irrevocably appoints Secured Party and its designees as Debtor’s true and lawful attorney-in-fact, with full power of substitution, in the name of Secured Party or Debtor, to do all other things necessary or proper to carry out the intention of this Agreement. Debtor ratifies and confirms all actions that Secured Party or its substitutes properly take by virtue of this power of attorney. This power of attorney is coupled with an interest and is therefore irrevocable without the Secured Party’s prior written consent.

Section 1.11 Termination of Security Interest

Upon the indefeasible payment and performance in full of all Obligations, Secured Party, at Debtor’s expense, shall execute and deliver to Debtor all documents reasonably requested by Debtor to evidence the termination of Secured Party’s security interest in the Collateral.

Section 1.12 General Provisions

(a) Notices

Unless otherwise stated, all notices, requests, consents, claims, demands, waivers, and other communications hereunder must be in writing and will be deemed to have been given when delivered by hand (with written confirmation of receipt);

when received by the addressee if sent by a nationally recognized overnight courier (receipt requested);

on the date sent by facsimile or email (with confirmation of transmission) if sent during recipient’s normal business hours, and on the next business day if sent after the recipient’s normal business hours; or

on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.

Notice must be sent to the respective parties at the following addresses (or at such other address for a party as is specified in a notice given in accordance with this section):

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If to Debtor:	My City Builders, Inc. 100 Biscayne Blvd., #1611 Miami, FL 33132 Attn: Yolanda Goodell, Interim CEO

If to Secured Party:	RAC Gadsden LLC 100 Biscayne Blvd., #1611 Miami, FL 33132 Attn: Frank Gillen, Manager

(b) Entire Agreement; Modification

This Agreement, the Note, and the Acquisition Agreement constitute the entire agreement between the parties with respect to their subject matter and supersede all prior agreements and undertakings, both written and oral, with respect to this subject matter. This Agreement does not confer any rights or remedies upon any other person. This Agreement may not be amended or modified except by a written instrument signed by all parties.

(c) Counterparts

This Agreement may be signed in one or more counterparts, each of which when signed is an original but all of which taken together constitute one and the same agreement.

(d) Governing Law; Jurisdiction

The laws of the state of Alabama govern this Agreement, and the parties’ rights and obligations under it, except as to choice of law.

(e) Attorney’s Fees

If any suit is brought by any party to enforce the terms of this Agreement, the prevailing party is entitled to recoup its reasonable attorney’s fees and costs.

(f) Successors in Interest

All provisions of this Agreement bind, inure to the benefit of, and are enforceable by and against the respective heirs, executors, administrators, personal representatives, successors, and assigns of any of the parties to this Agreement.

(g) Interpretation

The section headings are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of any of the provisions of this Agreement. All references to sections in this Agreement refer to the sections of this Agreement. In this Agreement, the words include, includes, and including mean “include without limitation,” “includes without limitation,” and “including without limitation,” respectively. Include, includes, and including are words of illustration and enlargement, not words of limitation or exclusivity. No presumption against any party (or its counsel) exists on the ground that the party (or its counsel) was responsible for preparing this Agreement or any part of it. All pronouns refer to the masculine, feminine, neuter, singular, or plural as the context may require.

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IN WITNESS WHEREOF, the undersigned has executed this SECURITY AGREEMENT as of the date first written above.

SELLER:

RAC Gadsden LLC
Date:
Frank Gillen, Manager

BUYER:

My City Builders, Inc.
Date:
Yolanda Goodell, Interim CEO

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